Exhibit 32.1
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The following certifications are hereby made in connection with the Quarterly Report on Form 10-Q of Harbor Diversified, Inc. (the “Company”) for the period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):
I, Christine R. Deister, Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“SOX”), that, to my knowledge, (i) the Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented.

Date: November 14, 2023	By:	/s/ Christine R. Deister
Christine R. Deister
Chief Executive Officer and Secretary
Harbor Diversified, Inc.
(Principal Executive Officer)
I, Liam Mackay, Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of SOX, that, to my knowledge, (i) the Report fully complies with the requirements of Section 15(d) of the Exchange Act, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented.

Date: November 14, 2023	By:	/s/ Liam Mackay
Liam Mackay
Chief Financial Officer
Air Wisconsin Airlines LLC
(Principal Financial Officer)
The preceding certifications accompany the Report pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of SOX, shall not be deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date of the Report, irrespective of any general incorporation language contained in any such filing. A signed original of this written statement required by Section 906 of SOX has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.